UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2017

FRANKLIN FINANCIAL NETWORK, INC.

(Exact name of registrant as specified in charter)

Tennessee	001-36895	20-8839445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

722 Columbia Avenue, Franklin, Tennessee 37064

(Address of Principal Executive Offices)

615-236-2265

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry Into a Material Definitive Agreement.

On July 25, 2017, Franklin Synergy Bank (the “Bank”), a wholly-owned subsidiary of Franklin Financial Network, Inc. (the “Company”), and Petra Real Estate Partners II, LLC entered into a Triple Net Office Lease Agreement (the “Spring Hill Lease”). The Spring Hill Lease relates to the relocation of the Bank’s Spring Hill, Tennessee branch, which is currently located at 2035 Wall Street, Spring Hill, Tennessee 37174, to the premises subject to the Spring Hill Lease, which is located at 4824 Main Street, Suite 120, Spring Hill, Tennessee 37174. Petra Real Estate Partners II, LLC is an affiliate of Henry W. Brockman and Dr. David H. Kemp, each of whom is a director of the Bank. The Spring Hill Lease has a term of 15 years, which the Bank has the option to renew for two successive five year periods, and provides for monthly rent payments of $10,176.58 per month for the first year of the term of the Spring Hill Lease, subject to annual adjustment thereafter.

On July 25, 2017, the Bank also entered into a Lease Agreement with SS McEwen, LLC related to a new branch in Franklin, Tennessee currently in development (the “Carothers Lease”). The Carothers Lease has a term of 10 years, which the Bank has the option to renew for two successive five year periods, and provides for monthly rent payments of $12,600.00 per month for the first year of the term of the Carothers Lease, subject to annual adjustment thereafter.

The foregoing summaries of the Spring Hill Lease and the Carothers Lease do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Spring Hill Lease and the Carothers Lease, filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Triple Net Office Lease Agreement, by and between Petra Real Estate Partners II, LLC and Franklin Synergy Bank

10.2	Lease Agreement, by and between SS McEwen, LLC and Franklin Synergy Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2017

FRANKLIN FINANCIAL NETWORK, INC.

By:	/s/ Sarah Meyerrose
Sarah Meyerrose
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Triple Net Office Lease Agreement, by and between Petra Real Estate Partners II, LLC and Franklin Synergy Bank

10.2	Lease Agreement, by and between SS McEwen, LLC and Franklin Synergy Bank

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